NOTE SUBSCRIPTION

                                                               December 31, 2003

To the Board of Directors of ACL SEMICONDUCTORS INC.:

         The undersigned hereby subscribes for US$250,000 aggregate principal amount of 12% Convertible Notes (the "NOTES") of ACL SEMICONDUCTORS INC., a Delaware corporation (the "COMPANY"), which Notes are substantially in the form of Annex A hereto, and agrees to pay therefor a total consideration equal to US$250,000 in cash.

         The undersigned hereby agrees, represents, and warrants that:

         (1) It is acquiring the Notes and the shares of common stock of the Company issuable upon the conversion thereof (the "CONVERSION SHARES") for its own account (and not for the account of others) for investment and not with a view to the distribution or resale thereof;

         (2) By virtue of its position, it has access to the same kind of information which would be available in a registration statement filed under the Securities Act of 1933, as amended (the "SECURITIES ACT"), has conducted its own due diligence review of the Company, including, without limitation, a review of the documents heretofore filed by the Company with the United States Securities and Exchange Commission, and has had the opportunity to ask question of, and receive answers from, the Company in connection therewith;

         (3) It is a sophisticated investor and an "accredited investor," as defined in Rule 501 of Regulation D under the Securities Act;

         (4) It understands that it may not sell or otherwise dispose of the Notes or the Conversion Shares in the absence of either an effective registration statement under the Securities Act or an exemption from the registration provisions of the Securities Act;

         (5) The Note and the certificates representing the Conversion Shares may contain a legend to the effect of (4) above; and

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         (6)      It has reviewed the form of Note, the form of Guarantee and
                  Security Agreement attached hereto as Annex B, the form of Escrow Agreement attached hereto as Annex C, the form of Instructions to the Transfer Agent attached hereto as Annex D, the form of Opinion of Reitler Brown LLC , corporate and securities counsel to the Company attached hereto as Annex E, the form of Side Letter attached hereto as Annex F and are satisfied with the form and substance thereof.

                                         Very truly yours,

                                         PROFESSIONAL TRADERS FUND, LLC

                                         BY: /S/ MARC K. SWICKLE
                                            -----------------------------------
                                            NAME: MARC K. SWICKLE
                                            TITLE: MANAGER

ACCEPTED AS OF THE DATE SET FORTH ABOVE:

ACL SEMICONDUCTORS INC.

BY: /S/ CHUNG-LUN YANG
-----------------------------------
   NAME: CHUNG-LUN YANG
   TITLE:  CHIEF EXECUTIVE OFFICER